------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) November 30, 2001


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2001, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2001-28, Mortgage Pass-Through Certificates, Series 2001-28).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-64654                95-4596514
----------------------------       -----------          -------------------
(State of Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On November 30, 2001, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of November 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2001-28.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 22, 2001 and the Prospectus Supplement dated November 26, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-28.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES, GROUP I

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
State                     Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

California                     470           $206,993,315.35         56.90%
Colorado                        32            $14,502,391.64          3.99%
Florida                         21            $10,088,700.67          2.77%
Illinois                        22             $9,226,996.10          2.54%
New Jersey                      26             $9,932,855.91          2.73%
Texas                           18             $8,616,415.00          2.37%
Virginia                        17             $7,555,977.53          2.08%
Other (less than 2%)           225            $96,859,712.06         26.63%
                           ----------------------------------------------------
                               831           $363,776,364.26        100.00%

----------
(1) The Other row in the preceding table includes 38 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 1.213% of the mortgge loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Type of Program           Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

Alternative                    258            $113,056,160.36        31.08%
Full                           374            $169,690,721.67        46.65%
Reduced                        168             $66,578,457.23        18.30%
Streamline                      31             $14,451,025.00         3.97%
                       --------------------------------------------------------
                               831            $363,776,364.26       100.00%

                         Type of Mortgaged Properties

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

2-4 Units                         4             $1,805,433.51         0.50%
Hi-rise Condo                     2               $921,196.01         0.25%
Low-rise Condo                   22             $8,721,961.82         2.40%
PUD                             212            $93,254,400.20        25.64%
Single Family Residence         591           $259,073,372.72        71.22%
                          -----------------------------------------------------
                                831           $363,776,364.26       100.00%

                                Mortgage Rates

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

   6.000                          3             $1,485,950.00         0.41%
   6.125                          3             $1,094,000.00         0.30%
   6.250                          8             $3,005,525.21         0.83%
   6.375                         24            $11,329,844.26         3.11%
   6.500                         73            $32,159,548.70         8.84%
   6.625                         99            $44,696,150.03        12.29%
   6.750                        211            $92,518,377.24        25.43%
   6.875                        153            $65,967,891.48        18.13%
   7.000                        103            $46,672,240.02        12.83%
   7.125                         40            $18,012,305.63         4.95%
   7.250                         58            $23,758,412.37         6.53%
   7.375                         14             $5,504,735.21         1.51%
   7.500                         17             $6,923,278.82         1.90%
   7.625                         11             $4,376,683.62         1.20%
   7.750                          3             $1,117,168.06         0.31%
   7.875                          5             $2,068,456.11         0.57%
   8.250                          3             $1,395,664.69         0.38%
   8.500                          1               $342,133.51         0.09%
   9.500                          1               $976,545.00         0.27%
   9.750                          1               $371,454.30         0.10%
                     ----------------------------------------------------------
                                831           $363,776,364.26       100.00%

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.86% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.68% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Property Type             Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

Cash-Out Refi                   207             $90,554,684.09         24.89%
Purchase                        242             $99,328,028.73         27.30%
Rate/Term Refi                  382            $173,893,651.44         47.80%
                        -------------------------------------------------------
                                831            $363,776,364.26        100.00%

                      Original Loan-to Value Ratios(1)(2)

-------------------------------------------------------------------------------
Original Loan-to             Number of      Aggregate Principal    Percent of
Value Ratios (%)          Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

50.00 and below                 56            $28,729,832.10          7.90%
50.01 to 55                     32            $13,528,364.08          3.72%
55.01 to 60                     45            $21,910,736.83          6.02%
60.01 to 65                     56            $24,332,416.11          6.69%
65.01 to 70                     99            $46,348,042.81         12.74%
70.01 to 75                    168            $76,054,479.21         20.91%
75.01 to 80                    339           $139,823,505.06         38.44%
80.01 to 85                      6             $2,076,934.50          0.57%
85.01 to 90                     15             $5,263,078.90          1.45%
90.01 to 100                    15             $5,708,974.66          1.57%
                         ------------------------------------------------------
                               831           $363,776,364.26        100.00%

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 70.62%.

(2) Does not take in account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                                Occupancy Type

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Occupancy Type            Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

Investment                        4             $1,722,568.54         0.47%
Owner Occupied                  810           $354,807,906.37        97.53%
Second/Vacation Home             17             $7,245,889.35         1.99%
                          -----------------------------------------------------
                                831           $363,776,364.26       100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances

-------------------------------------------------------------------------------
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amount               Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

  $250,001 -   $300,000           1               $299,854.13          0.08%
  $300,001 -   $350,000         238            $77,800,150.21         21.39%
  $350,001 -   $400,000         224            $84,342,154.76         23.19%
  $400,001 -   $450,000         103            $43,830,203.66         12.05%
  $450,001 -   $500,000          84            $40,006,703.72         11.00%
  $500,001 -   $550,000          52            $27,356,567.55          7.52%
  $550,001 -   $600,000          43            $24,818,579.79          6.82%
  $600,001 -   $650,000          45            $28,633,832.94          7.87%
  $650,001 -   $700,000           2             $1,323,278.95          0.36%
  $700,001 -   $750,000           9             $6,602,495.00          1.81%
  $750,001 - $1,000,000          28            $25,846,143.55          7.10%
$1,000,001 - $1,500,000           1             $1,296,400.00          0.36%
$1,500,001 - $2,000,000           1             $1,620,000.00          0.45%
                           ----------------------------------------------------
                                831           $363,776,364.26        100.00%

----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $437,757.

                         Remaining Term to Maturity(1)

-------------------------------------------------------------------------------
Remaining Term               Number of      Aggregate Principal    Percent of
to Maturity (months)      Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

       360                      647           $289,329,264.00         79.53%
       359                      124            $50,388,334.72         13.85%
       358                       20             $7,518,883.30          2.07%
       357                        5             $1,959,052.79          0.54%
       354                        1               $327,824.97          0.09%
       351                        1               $311,767.18          0.09%
       343                        1               $936,913.55          0.26%
       300                        2               $690,000.00          0.19%
       281                        1               $371,454.30          0.10%
       240                       27            $11,082,045.00          3.05%
       239                        2               $860,824.45          0.24%
                        -------------------------------------------------------
                                831           $363,776,364.26        100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 356 months.

                          FINAL POOL TABLES, GROUP 2

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
State                     Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

California                      332           $144,936,032.77         54.42%
Colorado                         23             $9,216,231.31          3.46%
Illinois                         22             $9,548,713.93          3.59%
Massachusetts                    16             $6,886,559.34          2.59%
New Jersey                       26            $10,267,246.83          3.86%
Texas                            17             $8,206,341.67          3.08%
Virginia                         16             $6,881,188.00          2.58%
xOther (less than 2%)           167            $70,363,851.16         26.42%
                          -----------------------------------------------------
                                619           $266,306,165.01        100.00%

----------
(1) The Other row in the preceding table includes 35 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 0.960% of the mortgge loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Type of Program           Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

Alternative                     193            $81,627,361.66         30.65%
Full                            245           $110,782,388.40         41.60%
Reduced                         165            $66,687,521.16         25.04%
Streamline                       16             $7,208,893.79          2.71%
                         ------------------------------------------------------
                                619           $266,306,165.01        100.00%

                         Type of Mortgaged Properties

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

2-4 Units                         4             $2,007,757.95          0.75%
Hi-rise Condo                     2               $778,413.62          0.29%
Low-rise Condo                   21             $8,236,150.00          3.09%
PUD                             154            $66,973,644.07         25.15%
Single Family Residence         438           $188,310,199.37         70.71%
                           ----------------------------------------------------
                                619           $266,306,165.01        100.00%

                                Mortgage Rates

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

     6.375                        1                $337,155.00         0.13%
     6.500                       33             $14,538,694.00         5.46%
     6.625                       76             $31,788,098.00        11.94%
     6.750                      154             $68,087,622.65        25.57%
     6.875                      190             $84,022,212.56        31.55%
     7.000                       76             $31,185,677.98        11.71%
     7.125                       28             $10,805,387.49         4.06%
     7.250                       20              $8,937,658.32         3.36%
     7.375                       14              $5,932,876.19         2.23%
     7.500                        8              $2,519,104.92         0.95%
     7.625                        3              $1,176,000.00         0.44%
     7.750                        5              $2,411,583.45         0.91%
     7.875                        2                $739,900.00         0.28%
     8.000                        3              $1,102,694.45         0.41%
     8.125                        2                $834,000.00         0.31%
     8.250                        2              $1,122,500.00         0.42%
     8.375                        1                $340,000.00         0.13%
     8.875                        1                $425,000.00         0.16%
                         ------------------------------------------------------
                                619            $266,306,165.01       100.00%

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.88% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.89% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Property Type             Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

Cash-Out Refi                   155            $65,304,906.93         24.52%
Purchase                        162            $67,258,771.63         25.26%
Rate/Term Refi                  302           $133,742,486.45        50.22%
                         ------------------------------------------------------
                                619           $266,306,165.01        100.00%

                      Original Loan-to Value Ratios(1)(2)

-------------------------------------------------------------------------------
Original Loan-to             Number of      Aggregate Principal    Percent of
Value Ratios (%)          Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

50.00 and below                  50            $23,461,459.31          8.81%
50.01 to 55                      21             $8,483,425.55          3.19%
55.01 to 60                      36            $15,056,823.01          5.65%
60.01 to 65                      51            $25,136,316.71          9.44%
65.01 to 70                      79            $35,451,719.32         13.31%
70.01 to 75                     134            $58,516,330.51         21.97%
75.01 to 80                     207            $85,568,390.18         32.13%
80.01 to 85                       5             $1,670,000.00          0.63%
85.01 to 90                      23             $8,599,350.01          3.23%
90.01 to 100                     13             $4,362,350.41          1.64%
                        -------------------------------------------------------
                                619           $266,306,165.01        100.00%

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 70.16%.

(2) Does not take in account any secondary financing on the mortgage loans in loan Group 2 that may exist at the time of origination.

                               Occupancy Type(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Occupancy Type            Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

Investment                        2                $714,000.00         0.27%
Owner Occupied                  607            $260,441,237.22        97.80%
Second/Vacation Home             10              $5,150,927.79         1.93%
                          -----------------------------------------------------
                                619            $266,306,165.01       100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances

-------------------------------------------------------------------------------
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amount               Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

$300,001 -   $350,000           184            $59,859,760.82          22.48%
$350,001 -   $400,000           161            $61,115,251.02          22.95%
$400,001 -   $450,000            79            $33,691,459.14          12.65%
$450,001 -   $500,000            67            $31,773,162.19          11.93%
$500,001 -   $550,000            42            $22,127,603.27           8.31%
$550,001 -   $600,000            28            $16,105,511.20           6.05%
$600,001 -   $650,000            34            $21,491,317.37           8.07%
$650,001 -   $700,000             5             $3,338,000.00           1.25%
$700,001 -   $750,000             3             $2,185,000.00           0.82%
$750,001 - $1,000,000            16            $14,619,100.00           5.49%
                        -------------------------------------------------------
                                619           $266,306,165.01         100.00%

----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $430,220.

                         Remaining Term to Maturity(1)

-------------------------------------------------------------------------------
Remaining Term               Number of      Aggregate Principal    Percent of
to Maturity (months)      Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

       360                     548            $237,168,787.79         89.06%
       359                      50             $20,299,078.74          7.62%
       358                       7              $2,913,381.11          1.09%
       356                       1                $458,928.09          0.17%
       352                       1                $446,914.14          0.17%
       240                      10              $4,363,977.00          1.64%
       239                       1                $352,301.55          0.13%
       217                       1                $302,796.59          0.11%
                        -------------------------------------------------------
                               619            $266,306,165.01        100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan Group 2 is expected to be approximately 358 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Celia Coulter
                                              -------------------------------
                                              Celia Coulter
                                              Vice President


Dated: December 14, 2001


                                       5